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                                                                    EXHIBIT 21.1

         SUBSIDIARIES OF URS CORPORATION

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
Name of Domestic Subsidiary                                         State of Incorporation
-----------------------------------------------------               ----------------------
AMAN ENVIRONMENTAL CONSTRUCTION, INC.                               California
BANSHEE CONSTRUCTION COMPANY, INC.                                  California
CLAY STREET PROPERTIES                                              California
CLEVELAND WRECKING COMPANY                                          California
COVERDALE & COLPITTS, INC.                                          New York
D&M CONSULTING ENGINEERS, INC.                                      Delaware
DAMES & MOORE GROUP (NEW YORK), INC.                                New York
E.C. DRIVER & ASSOCIATES, INC.                                      Florida
EG&G DEFENSE MATERIALS, INC.                                        Utah
EG&G TECHNICAL SERVICES, INC.                                       Delaware
GEOTESTING SERVICES, INC.                                           California
LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.                          Delaware
LEAR SIEGLER SERVICES, INC.                                         Delaware
NATIONAL TRANSPORTATION AUTHORITY TEXAS 1, INC.                     Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 2, INC.                     Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 3, INC.                     Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 4, INC.                     Texas
O'BRIEN-KREITZBERG, INC.                                            California
O'BRIEN-KREITZBERG LLC.                                             Delaware
RADIAN ENGINEERING, INC.                                            New York
RADIAN INTERNATIONAL LLC                                            Delaware
SIGNET TESTING LABORATORIES, INC.                                   Delaware
THORTEC ENVIRONMENTAL SYSTEMS, INC. (CALIFORNIA)                    California
URS ARCHITECTS/ENGINEERS, INC.                                      New Jersey
URS ARCHITECTS - OREGON, INC.                                       Oregon
URS CARIBE, LLP                                                     Delaware
URS CARIBE - VIRGIN ISLANDS                                         US Virgin Islands
URS CONSTRUCTION SERVICES, INC.                                     Florida
URS CORPORATION                                                     Nevada
URS CORPORATION - AES                                               Connecticut
URS CORPORATION - MARYLAND                                          Maryland
URS CORPORATION - NEW YORK                                          New York
URS CORPORATION - NORTH CAROLINA                                    North Carolina
URS CORPORATION - OHIO                                              Ohio
URS.CORPORATION - OHIO, VIRGIN ISLANDS                              US Virgin Islands
URS CORPORATION ARCHITECTURE NC P C                                 North Carolina
URS CORPORATION DESIGN                                              Ohio
URS CORPORATION GREAT LAKES                                         Michigan
URS CORPORATION GROUP CONSULTANTS                                   New York
URS CORPORATION SERVICES                                            Pennsylvania
URS CORPORATION SOUTHERN                                            California
URS DISTRICT SERVICES P.C.                                          District of Columbia
URS GREINER WOODWARD-CLYDE CONSULTANTS, INC.                        New York
URS GROUP, INC.                                                     Delaware
URS HOLDINGS, INC.                                                  Delaware
URS INTERNATIONAL, INC.                                             Delaware
URS OPERATING SERVICES, INC.                                        Delaware
URS RESOURCES, LLC                                                  Delaware

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
Name of Foreign Subsidiary                                          Jurisdiction of Incorporation
----------------------------------------------------                -----------------------------
AACM INT'L PTY LTD                                                  Australia
AGC WOODWARD-CLYDE                                                  Australia
BCP (1994) LTD.                                                     United Kingdom
BRICOLPAR                                                           United Kingdom
BUILDING HEALTH CONSULTANTS                                         United Kingdom
BUSINESS RISK STRATEGIES PTY. LTD.                                  Australia
D&M CHILE LTDA.                                                     Chile
DAMES & MOORE (BVI) LTD., TAIWAN                                    Taiwan
DAMES & MOORE ARGENTINA SA                                          Argentina
DAMES & MOORE BOLIVIA S.A.                                          Bolivia
DAMES & MOORE DE MEXICO S de R.L. de C.V.                           Mexico
DAMES & MOORE INTERNATIONAL SRL JAPAN/VENEZUELA                     Japan/Venezuela
DAMES & MOORE PTY. LTD.                                             Australia
DAMES & MOORE SERVICIOS DE MEXICO, S de R.L. de C.V.                Mexico
DAMES & MOORE, INC. - AZERBAIJAN                                    Azerbaijan
DAMES & MOORE, INC. - INDONESIA                                     Indonesia
DAMES & MOORE, INC. - NORWAY                                        Norway
DAMES & MOORE, INC. - PHILIPPINES                                   Philippines
DAMES & MOORE, INC. - SULTANATE OF OMAN                             Sultanate of Oman
DAMES & MOORE, INC. - UNITED ARAB EMIRATES                          United Arab Emirates
FOOD & AGRICULTURE INTERNATIONAL LTD.                               United Kingdom
FORTECH FINANCE PTY LTD.                                            Australia
GREINER INTERNATIONAL LTD.                                          Thailand
GREINER WC D&M MALAYSIA                                             Malaysia
HOISTING SYSTEMS PTY. LTD.                                          Australia
HOLLINGSWORTH DAMES & MOORE PTY. LTD.                               Australia
MURRAY NORTH SOLOMON ISLANDS, LTD.                                  Solomon Islands
MURRAY NORTH INTERNATIONAL LTD.                                     New Zealand
O'BRIEN KREITZBERG ASIA PACIFIC, LTD.                               Hong Kong
O'BRIEN-KREITZBERG LTD.                                             United Kingdom
OKI SUCURSAL                                                        Portugal
PROFESSIONAL INSURANCE LIMITED                                      Bermuda
PT GEOBIS WOODWARD-CLYDE INDONESIA                                  Indonesia
PT URS INDONESIA                                                    Indonesia
RADIAN INTERNATIONAL S.E.A. LIMITED                                 Thailand
RADIAN-LEBANON                                                      Lebanon
RADIAN-TAIWAN                                                       Taiwan
SAUDI ARABIAN DAMES & MOORE                                         Saudi Arabia
TC CONSULTORES LTDA.                                                Portugal
TCC SP.ZOO                                                          Poland
TECNOLOGIAS Y SERVICIOS AMBIENTALES TESAM S.A.                      Chile
THORBURN COLQUHOUN HOLDINGS LIMITED                                 United Kingdom
THORBURN COLQUHOUN INTERNATIONAL LIMITED                            United Kingdom
THORBURN COLQUHOUN OVERSEAS LIMITED                                 Cyprus
THORBURN MIDDLE EAST LIMITED                                        Cyprus
URS ARCHITECTS & ENGINEERS CANADA, INC.                             Canada
URS ASIA PACIFIC LIMITED                                            Australia
URS AUSTRALIA PTY. LTD.                                             Australia
URS BELGIUM BVBA                                                    Belgium
URS CANADA, INC.                                                    Ontario
URS CONSULTING MALAYSIA SDN. BND                                    Malaysia
URS CONSULTING - SHANGHAI                                           Shanghai

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
Name of Foreign Subsidiary (Continued)                      Jurisdiction of Incorporation
----------------------------------------------              -----------------------------
URS CONSULTING (SINGAPORE) PTE. LTD.                        Singapore
URS CORPORATION LTD.                                        United Kingdom
URS CORPORATION LTD. - AZERBAIJAN                           Azerbaijan
URS DEUTSCHLAND GMBH                                        Germany
URS EUROPE LIMITED                                          United Kingdom
URS EG&G PTY. LTD.                                          Australia
URS FORESTRY PTY. LTD.                                      Australia
URS FRANCE                                                  France
URS FRANCE - TCHAD                                          Chad - Africa
URS GREINER (MALAYSIA) SDN. BHD.                            Malaysia
URS GREINER WOODWARD-CLYDE (MALAYSIA) SDN BHD               Malaysia
URS HOLDINGS, INC. - SHANGHAI                               China
URS HOLDINGS, INC. - PANAMA                                 Panama
URS HONG KONG LIMITED                                       Hong Kong
URS INTERNATIONAL INC. - GERMANY                            Germany
URS IRELAND LIMITED                                         Ireland
URS ITALIA S.R.L.                                           Italy
URS NETHERLANDS B.V.                                        Netherlands
URS NEW ZEALAND LTD.                                        New Zealand
URS NORDIC AB                                               Sweden
URS (PNG) LTD.                                              Papua New Guinea
URS PHILIPPINES, INC.                                       Philippines
URS STRATEGIC ISSUES MANAGEMENT PTY. LTD.                   Australia
URS (THAILAND) LIMITED                                      Thailand
URS VERIFICATION LTD.                                       United Kingdom
WALK, HAYDEL ARABIA LTD.                                    Saudi Arabia
W-C GEO-CONSULTING SDN BHD                                  Malaysia
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